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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                               AMENDMENT NO. 1 to
                                    FORM 8-A

                     FOR REGISTRATION OF CERTAIN CLASSES OF
                 SECURITIES PURSUANT TO SECTION 12(b) OR (g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                               ALLEN TELECOM INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE                                  38-0290950
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(State of incorporation or organization)               (IRS Employer
                                                     Identification No.)

 25101 Chagrin Boulevard, Beachwood, Ohio                    44122
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(Address of principal executive offices)                   (Zip Code)


If this form relates to the                        If this form relates to the
registration of a class of                         registration of a class of
securities pursuant to                             securities pursuant to
Section 12(b) of the                               Section 12(g) of the
Exchange Act and is                                Exchange Act and is
effective pursuant to                              effective pursuant to
General Instruction A.(c),                         General Instruction A.(d),
please check the following                         please check the following
box. [X]                                           box.  [ ]

Securities Act registration statement file number to which this form relates, (if applicable):
                    ---------------------

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                 Name of each exchange on which
   to be so registered                 each class is to be registered
   -------------------                 ------------------------------

Rights to Purchase Preferred                New York Stock Exchange
--------------------------------       --------------------------------
Stock
--------------------------------       --------------------------------



Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
--------------------------------------------------------------------------------
                                 Title of class

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         The Registration Statement on Form 8-A filed on January 6, 1998 (the
"Registration Statement") by Allen Telecom Inc. is hereby amended to delete all references to the Pacific Exchange from the cover page thereof. Accordingly, the Registration Statement relates only to the registration of the Rights on the New York Stock Exchange.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Registration Statement.







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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         ALLEN TELECOM INC.



                                         By:   /s/ McDara P. Folan, III
                                             --------------------------------
                                             Name: McDara P. Folan, III
                                             Title:Vice President,Secretary
                                                     and General Counsel

Dated:  January 9, 1998

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